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                                                                    Exhibit 99.1

                                               Filed pursuant to Rule 424(b)(__)
                                           Registration Statement No. 333-123457

Pricing Supplement No. __ Dated ______, 200_
(To Prospectus dated _____, and
Prospectus Supplement dated _____)

                                                                 CUSIP: ________

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY
                            SECURED MEDIUM-TERM NOTES
                                 ISSUED THROUGH
                ING USA GLOBAL FUNDING TRUST _____ (THE "TRUST")

     The description of this pricing supplement of the particular terms of the Secured Medium-Term Notes offered hereby, and the Funding Agreement (specified below) issued by ING USA Annuity and Life Insurance Company ("ING USA") to the Trust, supplements the description of the general terms and provisions of the notes and the funding agreements set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

1.   THE NOTES

Principal Amount: _________________   Purchasing Agent(s) Discount: ____________

Issue Price: ______________________   Original Issue Date: _____________________

Net Proceeds to the Trust: ________   Stated Maturity Date: ____________________

Tranche: ______. [As discussed in the prospectus supplement under "Description of the Notes--General--Indenture," the Trust may issue one or more additional tranches of notes after the issuance of these notes.] [As discussed in the prospectus supplement under "Description of the Notes - General - Indenture," these notes are issued as an additional tranche of notes of this series.]

Specified Currency: ________________________________________

Interest Payment Dates: ____________________________________

Initial Interest Payment Date: _____________________________

Regular Record Date: [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate: [ ] Fixed Rate [ ] Floating Rate

     Fixed Rate Notes: [ ]Yes [ ] No. If Yes,

          Interest Rate: ___________________________________

     Floating Rate Notes: [ ] Yes [ ] No. If Yes,

          Regular Floating Rate Notes: [ ] Yes [ ] No. If Yes,
               Interest Rate: ______________________________
               Interest Rate Basis(es): ____________________

          Floating Rate/Fixed Rate Notes: [ ] Yes [ ] No. If Yes,
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________
               Fixed Interest Rate: ________________________
               Fixed Rate Commencement Date: _______________

          Fixed Rate/Floating Rate Notes: [ ] Yes [ ] No. If Yes,
               Fixed Interest Rate: ________________________
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________
               Floating Rate Commencement Date: ____________

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          Inverse Floating Rate Notes: [ ] Yes [ ] No. If Yes,
               Fixed Interest Rate: ________________________
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________

          Initial Interest Rate, if any: ___________________

          Initial Interest Reset Date: _____________________

          Interest Rate Basis(es). Check all that apply:
               [ ] CD Rate                   [ ] CMT Rate
               [ ] Commercial Paper Rate     [ ] Eleventh District Cost of Funds
               [ ] EURIBOR                       Rate
               [ ] LIBOR                     [ ] Federal Funds Rate
               [ ] Treasury Rate             [ ] Prime Rate
               [ ] Federal Funds Open Rate   [ ] Constant Maturity Swap Rate

               If LIBOR: [ ] LIBOR Reuters   [ ] LIBOR Telerate
                    LIBOR Currency: ________________________

               If CMT Rate: ________________________________
                    Designated CMT Telerate Page: __________
                         If 7052: [ ] Weekly Average [ ] Monthly Average
                    Designated CMT Maturity Index: _________

          Index Maturity: __________________________________

          Spread (+/-): ____________________________________

          Spread Multiplier: _______________________________

          Interest Reset Date(s): __________________________

          Interest Rate Determination Date(s): _____________

          Maximum Interest Rate, if any: ___________________

          Minimum Interest Rate, if any; ___________________

Calculation Agent, if any: [Citibank, N.A.]

Exchange Rate Agent, if any: [Citibank, N.A.]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement): _________________

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement): _____________________

Amortizing Note: [ ] Yes [ ] No. If Yes,
     Amortizing Schedule: __________________________________
     Additional/Other Terms: _______________________________

Discount Note: [ ] Yes [ ] No. If Yes,
     Total Amount of Discount: _____________________________
     Initial Accrual Period of Discount: ___________________
     Additional/Other Terms: _______________________________

Redemption Provisions: [ ] Yes [ ] No. If Yes,
     Initial Redemption Date: ______________________________
     Initial Redemption Percentage: ________________________ Annual Redemption Percentage Reduction (if any): ______
     Redemption: [ ] In whole only and not in part
                 [ ] May be in whole or in part
     Additional/Other Terms: _______________________________

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Repayment: [ ] Yes [ ] No. If Yes,
     Repayment Date(s): ____________________________________
     Repayment Price: ______________________________________
     Repayment: [ ] In whole only and not in part
                [ ] May be in whole or in part
     Additional/Other Terms: _______________________________

Sinking Fund (not applicable unless specified): ____________

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified): ________________________________________________

Securities Exchange Listing: [ ] Yes [ ] No. If Yes, Name of Exchange: _________

Authorized Denominations: $[1,000]

Ratings: The Notes issued under the Program are rated AA by Standard & Poor's
         ("S&P") and aa- by A.M. Best Company ("A.M. Best"). ING USA expects the Notes to be rated Aa3 by Moody's Investors Service, Inc. ("Moody's").

Purchasing Agent(s) Purchasing Notes as Principal: [ ] Yes [ ] No. If Yes,

          Purchasing Agent(s)   Principal Amount
          -------------------   ----------------

          Total:                ________________

Purchasing Agent(s) Acting as Agent: [ ] Yes [ ] No. If Yes,

          Purchasing Agent(s)   Principal Amount
          -------------------   ----------------

          Total:                ________________

Jurisdiction of Organization of the Trust: [Illinois]

Additional/Other Terms, if any: ____________________________

Special Tax Considerations, if any: ________________________

2.   THE FUNDING AGREEMENT

Funding Agreement Issuer: ING USA Annuity and Life Insurance Company

Funding Agreement No.: _____________________________________

Deposit: ___________________________________________________

Net Deposit: _______________________________________________

Effective Date: ____________________________________________

Stated Maturity Date: ______________________________________

Specified Currency: ________________________________________

Interest Payment Dates: ____________________________________

Initial Interest Payment Date: _____________________________

Type of Interest Rate: [ ] Fixed Rate [ ] Floating Rate

     Fixed Rate Funding Agreement: [ ] Yes [ ] No. If Yes,

          Interest Rate: ___________________________________

     Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,

          Regular Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
               Interest Rate: ______________________________
               Interest Rate Basis(es): ____________________

          Floating Rate/Fixed Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________
               Fixed Interest Rate: ________________________
               Fixed Rate Commencement Date: _______________

          Fixed Rate/Floating Rate Funding Agreement: [ ] Yes [ ] No. If Yes,
               Fixed Interest Rate: ________________________
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________
               Floating Rate Commencement Date: ____________

          Inverse Floating Rate Funding Agreement: [ ]Yes [ ] No. If Yes,
               Fixed Interest Rate: ________________________
               Floating Interest Rate: _____________________
               Interest Rate Basis(es): ____________________

          Initial Interest Rate, if any: ___________________

          Initial Interest Reset Date: _____________________

          Interest Rate Basis(es). Check all that apply:

               [ ] CD Rate                   [ ] CMT Rate
               [ ] Commercial Paper Rate     [ ] Eleventh District Cost of Funds
               [ ] EURIBOR                       Rate
               [ ] LIBOR                     [ ] Federal Funds Rate
               [ ] Treasury Rate             [ ] Prime Rate
               [ ] Federal Funds Open Rate   [ ] Constant Maturity Swap Rate

               If LIBOR: [ ] LIBOR Reuters [ ] LIBOR Telerate
                    LIBOR Currency: ________________________

               If CMT Rate: ________________________________
                    Designated CMT Telerate Page: __________
                         If 7052: [ ] Weekly Average [ ] Monthly Average
                    Designated CMT Maturity Index: _________

          Index Maturity: __________________________________

          Spread (+/-): ____________________________________

          Spread Multiplier: _______________________________

          Interest Reset Date(s): __________________________

          Interest Rate Determination Date(s): _____________

          Maximum Interest Rate, if any: ___________________

          Minimum Interest Rate, if any: ___________________

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement): _________________

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement): _____________________

Amortizing Funding Agreement: [ ]Yes [ ] No. If Yes,
     Amortizing Schedule: __________________________________
     Additional/Other Terms: _______________________________

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Discount Funding Agreement: [ ]Yes [ ] No. If Yes,
          Total Amount of Discount: ________________________
          Initial Accrual Period of Discount: ______________
          Additional/Other Terms: __________________________

Redemption Provisions: [ ]Yes [ ] No. If Yes,
          Initial Redemption Date: _________________________
          Initial Redemption Percentage: ___________________ Annual Redemption Percentage Reduction (if any):
          Redemption: [ ] In whole only and not in part
                      [ ] May be in whole or in part
          Additional/Other Terms: __________________________

Repayment: [ ]Yes [ ] No. If Yes,
          Repayment Date(s): _______________________________
          Repayment Price: _________________________________
          Repayment: [ ] In whole only and not in part
                     [ ] May be in whole or in part
          Additional/Other Terms: __________________________

Sinking Fund (not applicable unless specified): ____________

Additional Amounts to be Paid For Withholding Tax (not applicable unless specified): ________________________________________________

Ratings: The Funding Agreement issued under the Program is rated AA by S&P.
         ING USA expects the Funding Agreement to be rated Aa3 by Moody's.

Additional/Other Terms, if any: ____________________________

Special Tax Considerations, if any: ________________________